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                                                                   Exhibit 10.27


                           CYTOKINETICS, INCORPORATED

                               AMENDMENT NO. 1 TO
                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

      THIS AMENDMENT is made this 2nd day of April, 2003, between Cytokinetics, Incorporated, a Delaware corporation (the "Company"), Glaxo Wellcome International B.V., a Netherlands corporation ("GWI"), and Glaxo Group Limited, a private limited company organized under the laws of England and Wales ("GGL"):

      WHEREAS the Company and GWI entered into that certain Series D Preferred Stock Purchase Agreement, dated as of June 20, 2001 (the "Agreement"), for the purchase of 2,333,334 shares of Series D Preferred Stock of the Company by GWI;

      WHEREAS Section 6 of the Agreement calls for certain restrictions on GWI and its affiliates including, among other restrictions, purchasing additional shares of capital stock of the Company;

      WHEREAS GGL is an affiliate of GWI and desires to purchase 600,000 shares of the Company's Series E Preferred Stock pursuant to that certain Series E Preferred Stock Purchase Agreement, dated as of March 21, 2003 (the "Series E Shares");

      WHEREAS the Company desires to sell the Series E Shares to GGL;

      WHEREAS the Company and GWI desire to amend Section 6.1(b)(iii) of the Agreement as set forth herein;

      WHEREAS Section 7.9 of the Agreement allows such Agreement to be amended only with the written consent of the Company and GWI; and

      WHEREAS GGL desires to be bound to the rights and obligations of the Agreement, including, without limitation, Section 6 of the Agreement, as if GGL were, in addition to GWI, the Investor thereunder, as such term is defined in the Agreement.

      NOW, THEREFORE, in consideration of the purchase of the Series E Shares by GGL, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. COMPANY APPROVAL OF PURCHASE BY GGL OF THE SERIES E SHARES. The Company hereby represents that the Board of Directors of the Company approved the sale of the Series E Shares to GGL at the meeting of the Board of Directors held on March 19, 2003.

      2. AMENDMENT OF AGREEMENT.
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            (a) Section 6.1(b)(iii) of the Agreement shall be amended and restated in its entirety to read as follows:

      "(iii) Notwithstanding anything to the contrary in this Section 6.1(b), after the IPO of the Company, the Investor may sell shares of Common Stock if
(i) the publicly traded fair market value per share of publicly traded shares of Common Stock, at the time of the sale by the Investor of Common Stock, is greater than two and a half times the per share price (as adjusted for combination, stock splits, stock dividends, subdivisions or split-ups) that shares of Common Stock were initially offered to the public in the IPO (the "IPO Price") and (ii) no sales by the Investor of shares of Common Stock are at a price per share less than two and a half times (as adjusted for combination, stock splits, stock dividends, subdivisions or split-ups) the IPO Price, provided that, the aggregate gross proceeds to the Investor of all sales of Common Stock pursuant to this Section 6.1(b)(iii) shall not exceed $17,000,004. If the Investor intends to sell any shares of Common Stock held by it pursuant to the provisions of this Section 6.1(b)(iii), the Investor and the Company agree and acknowledge that it is in their mutual interest that disposition of the Covenant Shares be accomplished in a manner that does not disrupt or undermine the trading market for the Company's Common Stock (including any undue adverse reaction to the fact of sale of Covenant Shares by the investor as a research collaborator of the Company), and the parties will work together to explore methods of disposition in order to achieve such goal."

            (b) The Company and GWI hereby consent to the amendment and restatement of Section 6.1(b)(iii) as set forth herein.

            3. AGREEMENT TO BE BOUND. GGL hereby agrees to be bound to the terms of the Agreement and the rights and obligations of GWI thereunder, as if GGL were the "Investor" thereunder, as such term is defined in the Agreement, including, without limitation, the special definition of "Investor" set forth in
Section 6.1(a)(i). GGL hereby acknowledges that the Series E Shares, and all other shares of capital stock of the Company acquired by GGL and GGL's affiliates (either from GWI or otherwise) are hereby bound by the rights and restrictions set forth in Section 6 of the Agreement as if GGL were the "Investor" thereunder, as defined in the Agreement, including, without limitation, the special definition of "Investor" set forth in Section 6.1(a)(i). The parties hereto hereby agree: (i) that nothing in this Amendment shall be construed to replace GWI with GGL as a party to the Agreement; (ii) that both GWI and GGL shall be bound by the terms of the Agreement as the "Investor" thereunder, and (iii) that the rights and obligations of GGL under Section 6 of the Agreement shall be aggregated with, and not be in addition to, the rights and obligations of GWI as if GWI and GGL were the "Investor" thereunder.

      4. MISCELLANEOUS.

            (a) GOVERNING LAW. This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.


                  [Signature Page to Amendment No.1 to Series D
                      Preferred Stock Purchase Agreement]
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            (b) COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

            (c) TITLES AND SUBTITLES. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

            (d) AMENDMENTS AND WAIVERS. Any term of this Amendment may be amended or waived only with the written consent of the Company, GWI and GGL, provided that at such time as GWI has transferred record ownership of all the securities of the Company held by GWI to GGL, any term of this Amendment may be amended or waived only with the written consent of the Company and GGL. Any amendment or waiver effected in accordance with this Section 4(d) shall be binding upon the GWI and GGL, each transferee of the securities of the Company held by GWI or GGL, each future holder of all such securities, and the Company.

            (e) SEVERABILITY. If one or more provisions of this Amendment are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Amendment, (b) the balance of the Amendment shall be interpreted as if such provision were so excluded and (c) the balance of the Amendment shall be enforceable in accordance with its terms.


                            [Signature Page Follows]


                  [Signature Page to Amendment No.1 to Series D
                      Preferred Stock Purchase Agreement]
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      IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

                                           COMPANY:

                                           CYTOKINETICS, INCORPORATED

                                           By:
                                               ---------------------------------

                                           Name:  James Sabry
                                                  ------------------------------

                                           Title: President & CEO
                                                  ------------------------------


                  [Signature Page to Amendment No.1 to Series D
                      Preferred Stock Purchase Agreement]
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                                           GWI:

                                           GLAXO WELLCOME INTERNATIONAL B.V.

                                           By:
                                               ---------------------------------

                                           Name:  Donald F. Parman
                                                  ------------------------------

                                           Title: Attorney-in-Fact
                                                  ------------------------------


                  [Signature Page to Amendment No.1 to Series D
                      Preferred Stock Purchase Agreement]
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                                           GGL:

                                           GLAXO GROUP LIMITED

                                           By:
                                               ---------------------------------

                                           Name:  Donald F. Parman
                                                  ------------------------------

                                           Title: Attorney-in-Fact
                                                  ------------------------------


                  [Signature Page to Amendment No.1 to Series D
                      Preferred Stock Purchase Agreement]